EXHIBIT 99.1

INTERACTIVE BROKERS GROUP ANNOUNCES 2Q2018 RESULTS

— — —

INCOME BEFORE TAXES OF $271 MILLION ON $445 MILLION IN NET REVENUES,  EARNINGS PER SHARE ON NET INCOME OF $0.58 AND EARNINGS PER SHARE ON COMPREHENSIVE INCOME OF $0.39.
DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, July 17, 2018 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share on net income of $0.58 for the quarter ended June 30, 2018, compared to $0.32 for the same period in 2017, and diluted earnings per share on comprehensive income of $0.39 for the quarter, compared to $0.41 for the same period in 2017.

Net revenues were $445 million and income before income taxes was $271 million this quarter, compared to net revenues of $387 million and income before income taxes of $204 million for the same period in 2017. The results for the quarter were positively impacted by strong growth in net interest income, which increased $70 million, or 45%, and higher commissions, which increased $25 million, or 16% from the year-ago quarter.

In addition, the results for the quarter include a $21 million loss on our currency diversification strategy, compared to a $29 million gain in the same period in 2017; and a $3 million net mark-to-market gain on our U.S. government securities portfolio, compared to a $3 million net mark-to-market loss in the same period in 2017.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share. This dividend is payable on September 14, 2018 to shareholders of record as of August 31, 2018.

Business Highlights

•	61% pretax profit margin for this quarter, up from 53% in the year-ago quarter.
•	64% Electronic Brokerage pretax profit margin for this quarter, up from 59% in the year-ago quarter.
•	Customer equity grew 29% from the year-ago quarter to $134.7 billion and customer debits increased 27% to $28.8 billion.
•	Customer accounts increased 27% from the year-ago quarter to 542 thousand.
•	Total DARTs[1] increased 19% from the year-ago quarter to 797 thousand.
•	Brokerage segment equity was $5.2 billion. Total equity was $6.7 billion.

1 Daily average revenue trades (DARTs) are based on customer orders.

Segment Overview

Electronic Brokerage
Electronic brokerage segment income before income taxes increased 43%, to $283 million in the quarter ended June 30, 2018, compared to the same period last year. Net revenues increased 33% to $443 million on higher net interest income, commissions revenue and other income.

Net interest income increased 47% as average customer credit and margin loan balances and benchmark interest rates increased from the year-ago quarter. Commissions revenue increased 16% from the year-ago quarter on higher customer volumes in futures and options, which increased 21% and 13%, respectively, while stock volumes decreased 5% from the year-ago quarter. Other income increased 58% on higher net mark-to-market gains on our U.S. government securities portfolio and other investments. Pretax profit margin was 64% for the quarter ended June 30, 2018, up from 59% in the same period last year.

Customer accounts grew 27% to 542 thousand and customer equity increased 29% from the year-ago quarter to $134.7 billion. Total DARTs for cleared and execution-only customers increased 19% to 797 thousand from the year-ago quarter. Cleared DARTs were 739 thousand, 19% higher than in the same period last year.

Market Making
Market making segment income before income taxes increased to $9 million in the quarter ended June 30, 2018, as compared to a pretax loss of $24 million in the year-ago quarter, during which we continued to wind down operations in this segment. The quarter's results reflect lower operating costs on the remaining operations and the non-recurrence of $22 million in one-time exit costs related to the wind-down of our options market making business recognized in the year-ago quarter. In the third quarter of 2017 we completed the transfer of our U.S. options market making business to Two Sigma Securities, LLC and by year-end we had exited the majority of our market making activities outside the U.S.

Effects of Foreign Currency Diversification
In connection with our currency diversification strategy, we have determined to base our net worth in GLOBALs, a basket of 14 major currencies in which we hold our equity. In this quarter, our currency diversification strategy decreased our comprehensive earnings by $100 million, as the U.S. dollar value of the GLOBAL decreased by approximately 1.41%. The effects of the currency diversification strategy are reported as components of (1) Other Income in the corporate segment and (2) Other Comprehensive Income ("OCI").

Conference Call Information:
Interactive Brokers Group, Inc. will hold a conference call with investors today, July 17, 2018, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call. Ask for the "Interactive Brokers Conference Call."
The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.
About Interactive Brokers Group, Inc.:
Interactive Brokers Group affiliates provide automated trade execution and custody of securities, commodities and foreign exchange around the clock on over 120 markets in numerous countries and currencies, from a single IB Universal AccountSM to customers worldwide. We service individual investors, hedge funds, proprietary trading groups, financial advisors and introducing brokers. Our four decades of focus on technology and automation has enabled us to equip our customers with a uniquely sophisticated platform to manage their investment portfolios at the lowest cost according to Barron's Best Online Brokers review, March 26, 2018. We strive to provide our customers with advantageous execution prices and trading, risk and portfolio management tools, research facilities and investment products, all at low or no cost, positioning them to achieve superior returns on investments.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the Company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the Company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company's financial results may be found in the Company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Investors: Nancy Stuebe, 203-618-4070 or Media: Kalen Holliday, 203-913-1369.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)

					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2015	65,937		242,846		18,769		327,553		1,305
2016	64,038	(3%)	259,932	7%	16,515	(12%)	340,485	4%	1,354
2017	31,282	(51%)	265,501	2%	14,835	(10%)	311,618	(8%)	1,246

2Q2017	7,960		64,823		3,672		76,455		1,214
2Q2018	4,575	(43%)	78,026	20%	4,641	26%	87,242	14%	1,363

1Q2018	4,469		89,621		4,695		98,785		1,619
2Q2018	4,575	2%	78,026	(13%)	4,641	(1%)	87,242	(12%)	1,363

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2015	634,388		140,668		172,742,520
2016	572,834	(10%)	143,287	2%	155,439,227	(10%)
2017	395,885	(31%)	124,123	(13%)	220,247,921	42%

2Q2017	91,879		30,805		53,378,165
2Q2018	93,253	1%	36,693	19%	51,370,386	(4%)

1Q2018	115,438		43,449		68,380,398
2Q2018	93,253	(19%)	36,693	(16%)	51,370,386	(25%)

MARKET MAKING
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2015	335,406		14,975		15,376,076
2016	307,377	(8%)	14,205	(5%)	13,082,887	(15%)
2017	102,025	(67%)	5,696	(60%)	7,139,622	(45%)

2Q2017	19,831		1,143		1,620,275
2Q2018	11,813	(40%)	756	(34%)	2,442,203	51%

1Q2018	13,256		935		2,817,831
2Q2018	11,813	(11%)	756	(19%)	2,442,203	(13%)

BROKERAGE TOTAL
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2015	298,982		125,693		157,366,444
2016	265,457	(11%)	129,082	3%	142,356,340	(10%)
2017	293,860	11%	118,427	(8%)	213,108,299	50%

2Q2017	72,048		29,662		51,757,890
2Q2018	81,440	13%	35,937	21%	48,928,183	(5%)

1Q2018	102,182		42,514		65,562,567
2Q2018	81,440	(20%)	35,937	(15%)	48,928,183	(25%)

[1]	Includes options on futures.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2015	244,356		124,206		153,443,988
2016	227,413	(7%)	128,021	3%	138,523,932	(10%)
2017	253,304	11%	116,858	(9%)	209,435,662	51%

2Q2017	62,342		29,255		50,807,138
2Q2018	71,873	15%	35,679	22%	47,840,126	(6%)

1Q2018	87,705		41,742		64,494,943
2Q2018	71,873	(18%)	35,679	(15%)	47,840,126	(26%)

[1]	Includes options on futures.

BROKERAGE STATISTICS
(in 000's, except % and where noted)

Year over Year	2Q2018	2Q2017	% Change
Total Accounts	542	428	27%
Customer Equity (in billions)[1]	$134.7	$104.8	29%

Cleared DARTs	739	621	19%
Total Customer DARTs	797	669	19%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$3.86	$4.00	(4%)
DART per Avg. Account (Annualized)	350	372	(6%)
Net Revenue per Avg. Account (Annualized)	$3,190	$3,141	2%

Consecutive Quarters	2Q2018	1Q2018	% Change
Total Accounts	542	517	5%
Customer Equity (in billions)[1]	$134.7	$129.2	4%

Cleared DARTs	739	876	(16%)
Total Customer DARTs	797	939	(15%)

Cleared Customers (in $'s, except DART per account)
Commission per DART	$3.86	$4.04	(4%)
DART per Avg. Account (Annualized)	350	439	(20%)
Net Revenue per Avg. Account (Annualized)	$3,190	$3,768	(15%)

[1]	Excludes non-customers.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
NET INTEREST MARGIN
(UNAUDITED)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2018	2017	2018	2017

	(in millions)
Average interest-earning assets
Segregated cash and securities	$19,512	$24,063	$20,248	$24,298
Customer margin loans	29,839	22,134	29,658	20,924
Securities borrowed	3,327	4,062	3,202	4,031
Other interest-earning assets	4,020	2,681	4,079	2,512
FDIC sweeps[1]	1,186	61	973	47
	$57,884	$53,001	$58,160	$51,812

Average interest-bearing liabilities
Customer credit balances	$47,390	$44,791	$47,657	$43,903
Securities loaned	4,013	3,653	4,178	3,632
	$51,403	$48,444	$51,835	$47,535

Net interest income
Segregated cash and securities, net[2]	$75	$47	$149	$86
Customer margin loans[3]	164	89	303	164
Securities borrowed and loaned, net	36	37	83	70
Customer credit balances, net2/3	(63)	(23)	(112)	(32)
Other net interest income1/4	20	5	31	9
Net interest income	$232	$155	$454	$297

Net interest margin ("NIM")	1.61%	1.17%	1.57%	1.16%

Annualized yields
Segregated cash and securities	1.54%	0.78%	1.48%	0.71%
Customer margin loans	2.20%	1.61%	2.06%	1.58%
Customer credit balances	0.53%	0.21%	0.47%	0.15%

[1]
Represents the average amount of customer cash swept into FDIC-insured banks as part of our Insured Bank Deposit Sweep Program. This item is not recorded in the Company's consolidated statements of financial condition. Income derived from program deposits is reported in other net interest income in the table above.

[2]
We have recategorized components of net interest income related to currencies with negative interest rates and as such, prior period amounts have been adjusted to conform to the current period presentation. For the quarter and six months ended June 30, 2017, $4 million and $8 million has been recategorized from net interest income on "segregated cash and securities, net" to "customer credit balances, net", respectively.

[3]
Interest income and interest expense on customer margin loans and customer credit balances, respectively, are calculated on daily cash balances within each customer's account on a net basis, which may result in an offset of balances across multiple account segments (e.g., between securities and commodities segments).

[4]	Includes income from financial instruments which has the same characteristics as interest, but is reported in other income.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months		Six Months
		Ended June 30,		Ended June 30,
		2018	2017	2018	2017
		(in millions)

Electronic Brokerage	Net revenues	$443	$334	$908	$648
	Non-interest expenses	160	136	334	265

	Income before income taxes	$283	$198	$574	$383

	Pre-tax profit margin	64%	59%	63%	59%

Market Making	Net revenues	$22	$23	$43	$31
	Non-interest expenses	13	47	25	77

	Income (loss) before income taxes	$9	$(24)	$18	$(46)

	Pre-tax profit (loss) margin	41%	(104%)	42%	(148%)

Corporate [1]	Net revenues	$(20)	$30	$21	$82
	Non-interest expenses	1	-	2	2

	Income (loss) before income taxes	$(21)	$30	$19	$80

Total	Net revenues	$445	$387	$972	$761
	Non-interest expenses	174	183	361	344

	Income before income taxes	$271	$204	$611	$417

	Pre-tax profit margin	61%	53%	63%	55%

[1]	Corporate includes corporate related activities as well as inter-segment eliminations and gains and losses on positions held as part of our overall currency diversification strategy.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2018	2017	2018	2017
	(in millions, except share and per share data)
Revenues:
Commissions	$185	$160	$405	$314
Interest income	333	206	644	383
Trading gains	12	13	25	15
Other income	23	59	100	135

Total revenues	553	438	1,174	847

Interest expense	108	51	202	86

Total net revenues	445	387	972	761

Non-interest expenses:
Execution and clearing	66	63	139	124
Employee compensation and benefits	68	66	138	128
Occupancy, depreciation and amortization	11	10	23	23
Communications	7	7	13	15
General and administrative	22	36	45	52
Customer bad debt	-	1	3	2

Total non-interest expenses	174	183	361	344

Income before income taxes	271	204	611	417

Income tax expense	12	17	33	35

Net income	259	187	578	382

Net income attributable to noncontrolling interests	217	164	490	335

Net income available for common stockholders	$42	$23	$88	$47

Earnings per share:
Basic	$0.58	$0.33	$1.22	$0.68
Diluted	$0.58	$0.32	$1.21	$0.67

Weighted average common shares outstanding:
Basic	72,476,729	69,087,853	71,979,104	68,539,526
Diluted	73,329,496	70,063,427	72,923,743	69,613,567

Comprehensive income:
Net income available for common stockholders	$42	$23	$88	$47
Other comprehensive income:
Cumulative translation adjustment, before income taxes	(14)	6	(13)	10
Income taxes related to items of other comprehensive income	-	-	-	-
Other comprehensive income (loss), net of tax	(14)	6	(13)	10
Comprehensive income available for common stockholders	$28	$29	$75	$57

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	$217	$164	$490	$335
Other comprehensive income - cumulative translation adjustment	(65)	31	(58)	50
Comprehensive income attributable to noncontrolling interests	$152	$195	$432	$385

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2018	2017	2018	2017
	(in millions, except share and per share data)

Comprehensive income available for common stockholders, net of tax	$28	$29	$75	$57

Comprehensive earnings per share:
Basic	$0.39	$0.42	$1.05	$0.83
Diluted	$0.39	$0.41	$1.03	$0.81

Weighted average common shares outstanding:
Basic	72,476,729	69,087,853	71,979,104	68,539,526
Diluted	73,329,496	70,063,427	72,923,743	69,613,567

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

			June 30, 2018	December 31, 2017
			(in millions)

Assets
Cash and cash equivalents			$2,500	$1,732
Cash - segregated for regulatory purposes			7,686	6,547
Securities - segregated for regulatory purposes			13,368	13,685
Securities borrowed			3,588	2,957
Securities purchased under agreements to resell			533	2,035
Financial instruments owned, at fair value			2,088	3,154
Receivables from customers, net of allowance for doubtful accounts			28,970	29,821
Receivables from brokers, dealers and clearing organizations			1,134	823
Other assets			436	408

Total assets			$60,303	$61,162

Liabilities and equity

Liabilities
Short-term borrowings			$193	$15
Securities loaned			4,091	4,444
Securities sold under agreements to repurchase			-	1,316
Financial instruments sold but not yet purchased, at fair value			630	767
Other payables:
Customers			48,239	47,548
Brokers, dealers and clearing organizations			100	283
Other payables			350	356
			48,689	48,187

Total liabilities			53,603	54,729

Equity
Stockholders' equity			1,183	1,090
Noncontrolling interests			5,517	5,343
Total equity			6,700	6,433

Total liabilities and equity			$60,303	$61,162

	June 30, 2018		December 31, 2017
Ownership of IBG LLC Membership Interests	Interests	%	Interests	%

IBG, Inc.	73,544,946	17.8%	71,479,604	17.4%
Noncontrolling interests (IBG Holdings LLC)	340,229,444	82.2%	340,229,444	82.6%

Total IBG LLC membership interests	413,774,390	100.0%	411,709,048	100.0%